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                                                                      Exhibit 11

                       DRUEN, DIETRICH, REYNOLDS & KOOGLER
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216

                                 (614) 249-7617
                            FACSIMILE: (614) 249-2418

       BRIAN M. BACON
     THOMAS E. BARNES
       ROGER A. CRAIG
    RAE ANN DANKOVIC*
   ELIZABETH A. DAVIN
   THOMAS W. DIETRICH
      W. SIDNEY DRUEN
    JOHN D. GILLESPIE
    JEANNE A. GRIFFIN


       ANGELA R. JETT
  LEROY JOHNSTON, III
      MARK B. KOOGLER
      WALTER R. LEAHY
    GEORGE K. MACKLIN
       RANDALL W. MAY
    M. LINDA MAZZITTI
       DAVID A. MEYER
      SANDRA L. NEELY


    CHRISTINE A. NESS
PETER J. OESTERLING**
       RANDALL L. ORR
    ROBERT M. PARSONS
     THOMAS J. PRUNTE
     ARLENE L. REILLY
  LUCINDA A. REYNOLDS
       DANIEL R. RUPP
     ANNE DANZA SAXON


  THERESA R. SCHAEFER
   W. JOSEPH SCHLEPPI
    DAVID E. SIMAITIS
      KENT N. SIMMONS
       DINA A. TANTRA
     LEE A. THORNBURY
   PHILIP W. WHITAKER
       DAVID L. WHITE
     STEVEN L. ZISSER

               Practice limited to Nationwide Insurance Companies
                         and their associated companies

* Practice limited to the State of Michigan

                                ** Practice limited to the State of Pennsylvania

November 26, 1997

Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re: Nationwide Investing Foundation III
    Registration Statement on Form N-14

Ladies and Gentlemen:

In connection with the filing of the Registration Statement on Form N-14 ("Registration Statement") for Nationwide Investing Foundation III, it is our opinion that, upon the effectiveness of the Registration Statement, the indefinite number of units of beneficial interest of the following new funds, eight separate investment portfolios of Nationwide Investing Foundation III, when issued for the consideration described in the Registration Statement, will be legally issued, fully paid and nonassessable:

1.    Nationwide Growth Fund
2.    Nationwide Mid Cap Growth Fund
3.    Nationwide Fund
4.    Nationwide Bond Fund
5.    Nationwide Tax-Free Income Fund
6.    Nationwide Intermediate U.S. Government Bond Fund
7.    Nationwide Long-Term U.S. Government Bond Fund
8.    Nationwide Money Market Fund

Nationwide Investing Foundation III
November 24, 1997
Page 2

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,


/s/ DRUEN, DIETRICH, REYNOLDS & KOOGLER
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DRUEN, DIETRICH, REYNOLDS & KOOGLER